UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement

[  ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(21))

[  ] Definitive Information Statement

DIEGO PELLICER WORLDWIDE, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[  ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (set forth the amount on which the filing is calculated and state how it was determined.):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total Fee Paid:

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Dated Filed:

DIEGO PELLICER WORLWIDE, INC.

9030 Seward Park Avenue S,, Suite501

Seattle, Washington 98118

NOTICE OF ACTION BY WRITTEN CONSENT OF STOCKHOLDERS

October__, 2018

To Our Stockholders:

The purpose of this letter is to inform you that stockholders of Diego Pellicer Worldwide, Inc., a Delaware corporation (hereinafter referred to as the “Company”, “we”, “us” or “our”), holding voting rights equivalent to 53.31% of the outstanding shares of our common stock, executed written consents in lieu of a special meeting approving the following items:

1.	the authorization of the Company’s Board of Directors (the “Board” or the “Board of Directors”) to effect a reverse stock split of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a ratio of one-for-twenty (1:20), as determined by the Board (the “Reverse Split”), and to file a certificate of amendment to the Company’s Certificate of Incorporation, as amended and in effect (the “Certificate of Incorporation”), to effect the Reverse Split (the “Reverse Split Amendment”).

Our Board of Directors approved the Reverse Split Amendment on October 1, 2018.

The accompanying Information Statement, which describes the above actions in more detail, is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. Under the Delaware General Corporation Law, our Certificate of Incorporation and our Bylaws, stockholder action may be taken by written consent without a meeting of stockholders. The above-described action by our Board of Directors and the written consent of our stockholders is sufficient under the Delaware General Corporation Law, our Certificate of Incorporation and our Bylaws to approve all of the actions described above. Accordingly, these actions will not be submitted to the other stockholders of the Company for a vote. The corporate action to implement the Reverse Split is subject to the approval of the Financial Industry Regulatory Agency (“FINRA”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This letter is the notice required by Section 228(e) of the Delaware General Corporation Law. We will first mail this Information Statement to stockholders on or about October ___, 2018.

By Order of the Board of Directors
of Diego Pellicer Worldwide, Inc.

By:	/s/ RON THROGMARTIN
By:	Ron Throgmartin, Chairman

DIEGO PELLICER WORLDWIDE, INC.

9030 Seward Park Ave S, Suite 501

Seattle, Washington 98118

INFORMATION STATEMENT PURSUANT

TO SECTION 14(c) OF THE SECURITIES

EXCHANGE ACT OF 1934 AND RULE 14c-2

THEREUNDER

THE ACCOMPANYING MATERIAL IS BEING PROVIDED TO YOU FOR INFORMATIONAL PURPOSES ONLY. NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

We are sending you this Information Statement solely for the purpose of informing our stockholders in the manner required under Regulation 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the actions taken by a majority of our stockholders by written consent in lieu of a special meeting. No action is requested or required on your part.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

General

This Information Statement has been filed with the U.S. Securities and Exchange Commission (the “Commission”) and is being furnished to the holders of the outstanding and voting shares of stock of Diego Pellicer Worldwide, Inc., a Delaware corporation (the “Company”, “we”, “our” or “us”). The purpose of this Information Statement is to provide notice that our stockholders holding at least a majority of our common stock, par value $0.000001 per share (the “Common Stock”), have executed written consents in lieu of a special meeting approving the following items:

1.	To effect a reverse stock split of the Company’s Common Stock at a ratio of one-for-twenty (1:20), (the “Reverse Split”), and to file a certificate of amendment to the Company’s Certificate of Incorporation, as amended and in effect (the “Certificate of Incorporation”), to effect the Reverse Split (the “Reverse Split Amendment”).

The Board approved the Reverse Split Amendment on October 1, 2018. This Information Statement will be mailed on or about October __, 2018 to those persons who were stockholders of the Company as of the close of business on September 25, 2018, the record date for determining shareholders of record entitled to receive a copy of this Information Statement. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.

As a majority of the Company’s stockholders have already approved of the actions by written consent, the Company is not seeking approval for the actions from any of the Company’s remaining stockholders, and the Company’s remaining stockholders will not be given an opportunity to vote on the actions. All necessary corporate approvals have been obtained, and this Information Statement is being furnished solely for the purpose of providing advance notice to the Company’s stockholders of the actions, as required by the Exchange Act.

Vote Required; Written Consent Obtained

In order to obtain approval of our stockholders of the actions, we could have convened a special meeting of the stockholders for the specific purpose of voting on such matters. However, Section 228 of the Delaware General Corporation Law (the “DGCL”) and Section 2.11 of our Bylaws provide that any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action taken is signed by the holders of outstanding shares of Common Stock having not less than the minimum number of votes that would be necessary to take such action. In order to eliminate the costs and management time involved in holding a meeting and obtaining proxies and in order to effect the above actions as early as possible in order to accomplish the purposes hereafter described, we elected to utilize the written consent of the holders of a majority of our outstanding shares of Common Stock.

As of the close of business on June 4, 2018, shareholders holding a majority of the outstanding common shares submitted their consents to the Reverse Split. On June 4, 2018, we had 269,426,298 shares of Common Stock outstanding and entitled to vote on the actions. Each share of Common Stock outstanding as of the close of business on the Record Date was entitled to one vote.

On June 11, 2018, pursuant to Section 228 of the DGCL and Section 2.11 of our Bylaws, we received written consents for the actions from stockholders (the “Majority Stockholders”) holding an aggregate of 143,632,594 shares of Common Stock, representing 53.31% of our outstanding shares of Common Stock. Thus, your consent is not required and is not being solicited in connection with the approval of the action.

Notice Pursuant to Section 228 of the DGCL

Pursuant to Section 228 of the DGCL, we are required to provide notice of taking a corporate action by written consent to the Company’s stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by Section 228.

No Dissenters’ Rights

The DGCL does not provide for dissenter’s rights in connection with any of the actions described in this Information Statement.

FORWARD-LOOKING STATEMENTS

This Information Statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward- looking statements. Such forward-looking statements include, among other things, statements with respect to our objectives and strategies to achieve those objectives, as well as statements with respect to our beliefs, plans, expectations, anticipations, estimates or intentions. If such risks or uncertainties materialize or such assumptions prove incorrect, our business, operating results, financial condition and stock price could be materially negatively affected. In some cases, you can identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” “will,” “would” or the negative of these terms or other comparable terminology. Factors that may cause actual results to differ materially include, among others, risks relating to our need for additional funds in order to pursue our business plan and the uncertainty of whether we will be able to obtain the funding we need, competition in our industry, our dependence on the retention of key personnel, the impact of healthcare reform legislation, regulatory developments in the United States and foreign countries, our ability to continue to operate as a going concern, and our liquidity. These forward-looking statements are based on our current expectations. We caution that all forward-looking information is inherently uncertain and actual results may differ materially from the assumptions, estimates or expectations reflected or contained in the forward-looking information, and that actual future performance will be affected by a number of factors, including economic conditions, technological change, regulatory change and competitive factors, many of which are beyond our control. Therefore, future events and results may vary significantly from what we currently foresee.

For a further list and description of the risks and uncertainties that the Company faces, please refer to the Company’s most recent Annual Report on Form 10- K and other periodic and other filings the Company files with the Securities and Exchange Commission (the “SEC”) that are available at www.sec.gov. Such forward- looking statements are current only as of the date they are made, and the Company assumes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

AUTHORIZATION OF THE REVERSE STOCK SPLIT

General

On June 11, 2018, pursuant to Section 228 of the DGCL, we received written consents from the Majority Shareholders approving a reverse stock split within the range of 2 for1 and up to 50 for 1, with the exact ratio to be determined by the Board of Directors. On October 10, 2018, the Board of Directors authorized the Company to implement a reverse stock split in the ratio of 1 for 20 common shares (the “Reverse Split”) and authorized the filing of the Reverse Split Amendment.

Purpose and Background of the Reverse Split

The primary objective of the Reverse Split is to raise the per share trading price of our Common Stock. The Company received notice from the OTC Markets that unless the bid price of our publicly traded common shares does not trade over $0.01 per share for ten (10) consecutive trading days, our shares would be delisted from the Bulletin Board on November 11, 2018 (the “OTC Listing Threshold”).

The Board of Directors further believes that an increased stock price may encourage investor interest and improve the marketability of the Common Stock to a broader range of investors, thus improving liquidity. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or that tend to discourage individual brokers from recommending low-priced stocks to their customers. The Board of Directors believes that the anticipated higher market price resulting from the Reverse Split would enable institutional investors and brokerage firms with policies and practices such as those described above to invest in our Common Stock as well as to satisfy the OTC Listing Threshold. There is no assurance, however, that the market price for shares of the Common Stock after the Reverse Split will increase proportionally to the ratio of the Reverse Split (or at all). There is no guarantee to stockholders that the price of shares will reach or sustain any price level in the future, and it is possible that the proposed Reverse Split will have no lasting impact on the share price of our Common Stock and not meet, therefore, the OTC Listing Threshold.

Material Effects of Reverse Split

The Reverse Split will affect all stockholders of the Company uniformly and will not affect any stockholder’s percentage ownership interests or proportionate voting power.

The principal effects of the Reverse Split will be that (i) the number of shares of our Common Stock issued and outstanding as of the Effective Date (as hereinafter defined) will be reduced to an amount of one-twentieth (1/20th) of the amount currently issued and outstanding, and (ii) the number of shares that may be purchased and the corresponding exercise price under all outstanding options and warrants entitling the holders thereof to purchase shares of Common Stock will be proportionately adjusted (with fractional shares to be rounded up to the nearest whole share amount), resulting in the same aggregate price being required to be paid upon exercise thereof immediately preceding the Reverse Split.

The Reverse Split Amendment will not affect the par value of the Common Stock. As a result of the Reverse Split, on the Effective Date, the stated capital on our balance sheet attributable to the Common Stock will be reduced in proportion to the Reverse Split, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. The Reverse Split Amendment will not change the terms of the Common Stock. After the Reverse Split, the shares of Common Stock will have the same voting rights and rights to dividends and distributions as, and will be identical in all other respects to, the Common Stock now authorized. The Common Stock issued pursuant to the Reverse Split will remain fully paid and non-assessable. The Reverse Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. Following the Reverse Split, the Company will continue to be subject to the periodic reporting requirements of the Exchange Act.

The decrease in the number of shares of our Common Stock outstanding as a consequence of the Reverse Split may decrease the liquidity in our Common Stock if the anticipated beneficial effects do not occur. In addition, the Reverse Split would result in some stockholders owning “odd-lots” of less than 100 shares of our Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

Fractional Shares

No fractional shares of our Common Stock will be issued in connection with the proposed Reverse Split Amendment.

We have appointed our transfer agent, Action Stock Transfer, to act as exchange agent for our Common Stock in connection with effectuating the Reverse Split. We will instruct our exchange agent to round any fractional shares to the nearest whole integer that will result from the Reverse Split Amendment. Holders of Common Stock who would otherwise be entitled to receive fractional shares will be entitled, upon surrender to the exchange agent of certificates representing such shares, new certificates representing the Reverse Split, with any fractional shares rounded to the nearest whole share number.

Procedure for Effecting Reverse Split and Exchange of Stock Certificates

The Board has determined that the Reverse Split will become effective on the time and date specified in the Reverse Split Amendment filed with the Secretary of State of the State of Delaware ,(the “Effective Time” and “Effective Date”).

As a result of the Reverse Split is effected, the Common Stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities, and share certificates with the former CUSIP number will need to be exchanged for share certificates with the new CUSIP number by following the procedures described below.

Holders of Certificated Shares of Common Stock

On or after the Effective Date, the exchange agent will mail a letter of transmittal to each stockholder holding Common Stock in certificated form. Each stockholder will be able to obtain a certificate evidencing its post-Reverse Split shares, only by sending the exchange agent his or her old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require. Stockholders will not receive certificates for post-Reverse Split Amendment shares unless and until their old certificates are surrendered. Stockholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each stockholder’s new stock certificate, representing their post-reverse stock split shares with any fractional shares rounded to the nearest whole share number after receipt of that stockholder’s properly completed letter of transmittal and old stock certificate(s). Stockholders will not have to pay any service charges in connection with the exchange of their certificates or the payment of cash in lieu of fractional shares.

Registered “Book-Entry” Holders of Common Stock (i.e. stockholders that are registered in the registry of members but do not hold share certificates)

Certain of our registered holders of Common Stock may hold some or all of their Common Stock in book-entry form with the transfer agent. These stockholders do not have share certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their name. If a stockholder holds registered shares of Common Stock in book-entry form, the Reverse Split will automatically be reflected in the transfer agent’s records and on their next statement.

Beneficial Holders of Common Stock (i.e. stockholders who hold in street name)

Non-registered stockholders who hold their Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the Reverse Split Amendment than those that we will put in place for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you should contact your nominee.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Potential Anti-Takeover Effect

The implementation of the Reverse Split Amendment will have no effect on the authorized shares, and the result could be construed as having an anti-takeover effect. For example, such a change could permit future issuances of our Common Stock that would dilute stock ownership of a person seeking to effect a change in composition of our Board or contemplating a tender offer or other transaction for the combination of our Company with another entity. The Reverse Split, however, is not being implemented in response to any effort of which we are aware to accumulate shares of our Common Stock or to obtain control of us. The Company currently has no intention of going private, and the Reverse Split is not intended to be steps in a going private transaction and will not have the effect of a going private transaction covered by Rule 13e-3 under the Exchange Act.

Material U.S. Federal Income Tax Consequences of the Reverse Split Amendment

The following discussion is a summary of certain U.S. federal income tax consequences of the Reverse Split to the Company and to stockholders that hold such stock as a capital asset for U.S. federal income tax purposes. This discussion is based on laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change (possibly with retroactive effect) and to differing interpretations. This discussion applies only to holders that are U.S. persons and does not address all aspects of U.S. federal income taxation that may be relevant to holders in light of their particular circumstances or to holders who may be subject to special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), including, without limitation, holders who are dealers in securities or foreign currency, foreign persons, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, holders that are partnerships or other pass-through entities for U.S. federal income tax purposes, holders whose functional currency is not the U.S. dollar, traders that mark-to-market their securities, holders subject to the alternative minimum tax, holders who hold the Common Stock as part of a hedge, straddle, conversion or other risk reduction transaction, or who acquired the Common Stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation.

We have not sought, and will not seek, a ruling from the U.S. Internal Revenue Service (the “IRS”) regarding the U.S. federal income tax consequences of the Reverse Split. The following summary does not address the tax consequences of the Reverse Split under foreign, state or local tax laws.

Accordingly, each holder of our Common Stock should consult his, her or its tax advisor with respect to the particular tax consequences of the Reverse Split to such holder.

The U.S. federal income tax consequences for a holder of our Common Stock and for the Company pursuant to the Reverse Split will be as follows:

●	the holder should not recognize any gain or loss for U.S. federal income tax purposes;

●	the holder’s aggregate tax basis in our Common Stock received pursuant to the Reverse Split, including any fractional share rounded to the nearest whole share number, should be equal to the aggregate tax basis of such holder’s Common Stock surrendered in exchange therefor;

●	the holder’s holding period for our Common Stock received pursuant to the Reverse Split, including any fractional share rounded to the nearest whole share number, should include such holder’s holding period for our Common Stock surrendered in exchange therefor;

●	any such capital gain or loss should be treated as a long-term or short-term capital gain or loss based on such holder’s holding period in such fractional share; and

●	we should not recognize gain or loss solely as a result of the Reverse Split.

Certain Relationships and Related Transactions, and Director Independence

Except as disclosed below, none of the following persons has any direct or indirect material interest in any transaction to which we are a party since our incorporation or in any proposed transaction to which we are proposed to be a party:

(A)	Any of our directors or officers;
(B)	Any proposed nominee for election as our director;
(C)	Any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our Common Stock; or
(D)	Any relative or spouse of any of the foregoing persons, or any relative of such spouse, who has the same house as such person or who is a director or officer of any parent or subsidiary of our company.

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of June 4, 2018, by:

●	each person known by us to be a beneficial owner of more than 5% of our outstanding Common Stock;
●	each of our directors;
●	each of our named executive officers; and
●	all directors and executive officers as a group.

The amounts and percentages of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days after, June 4, 2018. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which he has no economic interest. Except as indicated by footnote, to our knowledge, the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

Name of Beneficial Owner and address (1)	Amount and Nature of Beneficial Ownership of Common Stock	Percent of Common Stock (2)
Ron Throgmartin, Director, CEO/President (3)	27,864,987	10.34%
Christopher Strachan, CFO (4)	4,433,815	1.65%
David Thompson, VP-Finance	10,942,398	4.06%
Nello Gonfiantini, VP-Real Estate	10,478,639	3.89%
All directors and officers as a group (5 people)	83,749,853	31.08%
Douglas Froese (6)	46,248,165	17.17%
Chester Aldridge	13,634,476	5.06%
Alan Valdes	30,030,014	11.15%

(1)	Unless otherwise noted, the address of each beneficial owner is c/o 9030 Seward Park Ave S. #501, Seattle, Washington 98118.

(2)	Based on 269,426,298 shares of Common Stock issued and outstanding as of June 4, 2018.

(3)	Includes 27,214,100 shares held by Phoenix Consulting Enterprises LLC over whose assets Mr. Throgmartin has investment and voting control.

(4)	Shares are held by Helisports LLC over whose assets Mr. Strachan has investment and voting control.

(5)	Includes 2,970,900 shares held by Shawna Anderson over which Mr. Anderson has voting control.

(6)	Includes 1.313,979 shares held by 0851229 BC LTD and 46,123,165 shares held by Fromar Investments, LP, over whose assets Mr. Froese has voting and investment control.

* Less than 1 percent.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed actions, which is not shared by all other stockholders.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward-looking statements include, but are not limited to, statements regarding our business, anticipated financial or operational results, our objectives, the amount and timing of the contemplated initial public offering of our Common Stock. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other filings of ours with the SEC.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act and in accordance therewith file reports, proxy statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, with the SEC. Reports and other information we file with the SEC can be inspected and copied at the public reference facilities maintained at the SEC at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We may send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, we will deliver promptly upon written or oral request a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which we should direct the additional copy of this Information Statement to us at 9030 Seward Park Ave., Seattle, Washington 98118, telephone: 516- 900-3799.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer us to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the us at, our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to our principal executive offices.

This Information Statement is provided to the holders of Common Stock only for information purposes in connection with the actions, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

SEC REPORTS AND INCORPORATION OF SEC REPORTS BY REFERENCE

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2018, as filed with the Securities and Exchange Commission will be furnished without charge to stockholders as of the Record Date upon written request to Chris Strachan, Chief Financial Officer, Diego Pellicer Worldwide, Inc., Inc., 9030 Seward Park Ave., Seattle, Washington 98118. Such SEC reports are incorporated by reference into this Information Statement.

MISCELLANEOUS MATTERS

We will bear the entire cost of furnishing this Information Statement. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

This Information Statement is being mailed on or about October ___, 2018, to all Company stockholders of record as of the Record Date. You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder.

Date: October 4th, 2018

By Order of the Board of Directors

DIEGO PELLICER WORLDWIDE, INC.

/s/ Ron Throgmartin
Ron Throgmartin
For the Board of Directors

EXHIBIT A

STATE OF DELAWARE

CERTIFICATE OF

AMENDMENT

to

CERTIFICATE OF

INCORPORATION

DIEGO PELLICER WORLDWIDE, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That pursuant to a Unanimous Written Consent of the Board of Directors of DIEGO PELLICER WORLDWIDE, INC., resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and solicited several stockholders owning the majority of the Corporation’s outstanding voting securities for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, That the Certificate of Incorporation of this Corporation be amended by adding the following paragraphs at the end of the Article thereof numbered “FOURTH’’ so that, as amended the end of said Article shall be and read as follows:

“Upon the effectiveness of this Certificate of Amendment, every twenty (20) issued and outstanding shares of Common Stock of the Corporation shall be changed and reclassified into one (1) share of Common Stock, which shares shall be fully paid and non-assessable shares of Common Stock of the Corporation; provided, however, that in lieu of fractional interests in shares of Common Stock to which any stockholder would otherwise be entitled pursuant hereto (taking into account all shares of Common Stock owned by such stockholder), any such fractional interests in shares of Common Stock shall be rounded to the nearest whole integer.”

SECOND: That, thereafter and in accordance with the General Corporation Law of the State of Delaware and its Bylaws, shareholders of record owning the majority of the outstanding voting securities of said corporation executed and delivered a certain Majority Shareholders Written Consent, voting in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Sections 141, 228 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said President of DIEGO PELLICER WORLDWIDE, INC. has caused this Certificate to be signed this __ day of September, 20I8.

DIEGO PELLICER WORLDWIDE, INC.

By:
Name:	Ron Throgmartin
Title:	President and CEO